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Exhibit 24.1

DUQUESNE LIGHT HOLDINGS, INC.

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of DUQUESNE LIGHT HOLDINGS, INC., a Pennsylvania corporation (the "Company"), does hereby appoint Morgan K. O'Brien, Stevan R. Schott and William F. Fields, and each of them severally, his or her true and lawful attorneys or attorney, with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, a Registration Statement on Form S-3 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), relating to the Company's Registration Statement on Form S-3 (File No. 333-85612) (the "Original Shelf Registration Statement"), and providing for the registration of additional securities in an amount and at a price that together represent no more than 20% of the maximum aggregate offering price set forth for each class of securities in the "Calculation of Registration Fee" table contained in the Original Shelf Registration Statement and otherwise in accordance with said Rule 462(b) and the interpretations thereof by the Securities and Exchange Commission (the "Commission"), including a prospectus as part of said Registration Statement, and such supplements or amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in connection with the Registration Statement, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        This power of attorney shall be effective as the date set forth below and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this instrument effective July 14, 2005.

/s/ PRITAM M. ADVANI Pritam M. Advani, Director
/s/ DOREEN E. BOYCE Doreen E. Boyce, Director
/s/ ROBERT P. BOZZONE Robert P. Bozzone, Director
/s/ CHARLES C. COHEN Charles C. Cohen, Director
/s/ SIGO FALK Sigo Falk, Director
/s/ JOSEPH C. GUYAUX Joseph C. Guyaux, Director
/s/ DAVID M. KELLY David M. Kelly, Director
/s/ STEVEN S. ROGERS Steven S. Rogers, Director
/s/ JOHN D. TURNER John D. Turner, Director

DQE CAPITAL CORPORATION

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of DQE CAPITAL CORPORATION, a Delaware corporation (the "Company"), does hereby appoint Morgan K. O'Brien, Stevan R. Schott, William F. Fields and Susan S. Mullins, and each of them severally, his or her true and lawful attorneys or attorney, with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Company, a Registration Statement on Form S-3 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), relating to the Company's Registration Statement on Form S-3 (File No. 333-85612) (the "Original Shelf Registration Statement"), and providing for the registration of additional securities in an amount and at a price that together represent no more than 20% of the maximum aggregate offering price set forth for each class of securities in the "Calculation of Registration Fee" table contained in the Original Shelf Registration Statement and otherwise in accordance with said Rule 462(b) and the interpretations thereof by the Securities and Exchange Commission (the "Commission"), including a prospectus as part of said Registration Statement, and such supplements or amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the "Registration Statement") as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in connection with the Registration Statement, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

        This power of attorney shall be effective as of the date set forth below and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this instrument effective August 10, 2005.

/s/ JOSEPH G. BELECHAK Joseph G. Belechak

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  Exhibit 24.1
DUQUESNE LIGHT HOLDINGS, INC. POWER OF ATTORNEY
DQE CAPITAL CORPORATION POWER OF ATTORNEY